Union Security Insurance Company Variable Account C

033-65243	Wall Street Series Survivor VUL
333-69327	Wall Street Series VUL
033-03919	Harmony Investment Life
033-28551	Wall Street Series VUL220
033-48266	Wall Street Series VUL500

Supplement Dated May 21, 2008 to the Prospectus Dated May 1, 2008

Supplement Dated May 21, 2008 to your Prospectus

Effective May 21, 2008:

In your Prospectus, under the “Annual Fund Operating Expenses” table, the following information for the Hartford MidCap Growth HLS Fund is included in the table:

Underlying Fund:	Management Fee	Distribution and/or Service(12b-1) Fees *	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Hartford HLS Series Fund II, Inc.
Hartford MidCap Growth HLS Fund - Class IA	0.800%	N/A	0.050%	N/A	0.850%	N/A	0.850%

In your Prospectus, under the section entitled “The Funds,” the following information for the Hartford MidCap Growth HLS Fund is included in the table:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford HLS Series Fund II, Inc.
Hartford MidCap Growth HLS Fund - Class IA*	Long-term growth of capital	HL Investment Advisors, LLC Sub-advised by Hartford Investment Management Company

*formerly the Hartford MidCap Stock HLS Fund.

In your Prospectus, under the section entitled “Premiums,” the sub-section entitled “Premium Payment Flexibility,” is deleted in its entirety and replaced with the following:

Premium Payment Flexibility — You have considerable flexibility as to when and in what amounts you pay premiums under your policy.

Prior to policy issue, you choose a planned premium, within a range determined by us. Your planned premium is generally an estimated premium which would keep your policy in force until the insured person reaches age 65, or for 5 years if the insured person is older than age 60. We will send you premium notices for planned premiums. Such notices may be sent on an annual, semi-annual or quarterly basis. You may also have premiums automatically deducted monthly from your checking account. The planned premiums and payment mode you select are shown on your policy’s specifications page. You may change the planned premiums, subject to our minimum amount rules then in effect.

After the first premium has been paid, your subsequent premium payments are flexible. The actual amount and frequency of payment will affect the Policy Value and could affect the amount and duration of insurance provided by the policy. Your policy may lapse if the value of your policy becomes insufficient to cover the monthly deduction amounts. In such case you may be required to pay additional premiums in order to prevent the policy from terminating. For details see, “Lapse and Reinstatement.”

You may pay additional premiums at any time prior to the scheduled maturity date, subject to the following limitations:

•                  The minimum premium that we will accept is $25 or the amount required to keep the policy in force.

•                  We reserve the right to refund any excess premiums that would cause the policy to fail to meet the definition of life insurance under the Internal Revenue Code.

•                  We reserve the right to require evidence of insurability for any premium payment that results in an increase in the death benefit greater than the amount of the premium.

•                  We will return any premium to you if it will cause the Policy to become a modified endowment contract (MEC) and request further instructions.

•                  Any premium payment in excess of $1,000,000 is subject to our approval.

This supplement should be retained with the prospectus for future reference.

HV-6686